PRIME OBLIGATIONS PORTFOLIO

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

PRIME OBLIGATIONS PORTFOLIO — SHARES, SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED MAY 27, 2016 TO

PROSPECTUS DATED APRIL 1, 2016

The Prospectus is supplemented as follows:

1.	Effective on or before October 14, 2016 (but in no event earlier than September 30, 2016), it is expected that the Portfolio will no longer use the amortized cost method of valuation to seek to maintain a stable $1.00 NAV per share and will have a floating NAV rounded to the fourth decimal place, which means the Portfolio will be required to sell and redeem its shares based on a share price that will fluctuate based on the current market value of the securities in the Portfolio’s holdings. In addition, effective as of October 14, 2016, the Portfolio may impose a liquidity fee upon the redemption of your shares or may temporarily suspend your ability to redeem shares if the Portfolio’s weekly liquid assets falls below certain minimums and the Portfolio’s Board of Trustees determines that the liquidity fee or suspension of redemptions is in the best interests of the Portfolio. As a result of these changes, the Portfolio will be designated as an “institutional money market fund.” Shareholders will be given written notice before the effectiveness of these changes.

2.	The first paragraph under the section entitled “PORTFOLIO SUMMARY – PURCHASE AND SALE OF PORTFOLIO SHARES” on page 6 of the Prospectus is replaced with the following:

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) generally with a minimum initial investment of $5 million in the Portfolio or one or more of the Trust’s other portfolios, which are offered through separate prospectuses. Premier Shares are not currently offered. There is no minimum for subsequent investments.

3.	The fourth sentence in the paragraph under the section entitled “PURCHASING AND SELLING SHARES, SERVICE SHARES AND PREMIER SHARES – Investors” on page 10 of the Prospectus is replaced with the following:

Institutional investors (“Institutions”) include:

•	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;
•	Corporations, partnerships, business trusts and other institutions and organizations;
•	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust; and
•

Investors who are not permitted to invest in a “retail money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended, due to policies and procedures that limit all beneficial owners of such a fund to natural persons.

4.	The paragraph under the section entitled “PURCHASING AND SELLING SHARES, SERVICE SHARES AND PREMIER SHARES – Purchasing Shares, Service Shares and Premier Shares” on page 10 of the Prospectus is replaced with the following:

You may purchase Shares, Service Shares and Premier Shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with the Trust generally with a minimum initial investment of $5 million. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in the Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

5.	The paragraph under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION – Purchase and Redemption Minimums” on page 13 of the Prospectus is replaced with the following:

There is generally a minimum initial investment of $5 million in the Portfolio. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

6.	The sixth bulleted paragraph under the section entitled “ACCOUNT POLICIES AND OTHER INFORMATION –Miscellaneous Purchase Information” on page 13 of the Prospectus is replaced with the following:

•	The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the shares in the account falls below $5 million

Please retain this Supplement with your Prospectus for future reference.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

PROSPECTUS SUPPLEMENT

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT MPO (5/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS